EXHIBIT 10.57

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (“Agreement”) is made and entered into as of the 21st day of July, 2006, by and between APOLLO RESOURCES INTERNATIONAL, INC., a Utah corporation having its principal place of business at 3001 Knox Street — Suite 403, Dallas, Texas 75205-7305 (the “Company”), and GREENWICH POWER, L.L.C., a Delaware limited liability company having its principal place of business at 537 Steamboat Road, Greenwich, Connecticut 06830-7153 (the “Holder”).

RECITALS:

A. Contemporaneously with the execution hereof, the Holder is purchasing from the Company (i) $8,000,000 principal amount of the Company’s 7% notes, which notes are exchangeable into common stock, $0.001 par value (the “Common Stock”) of Earth Biofuels, Inc. (“Earth”) as therein provided, and (ii) an option agreement to purchase 8,000,000 (subject to adjustment) shares of Earth Common Stock from the Company (the shares of Common Stock deliverable upon conversion of the said notes and upon exercise of the said option agreement are hereinafter referred to as the “Shares”).

B. The Holder has requested, and the Company has agreed, as a condition to the Holder’s obligation to acquire the said notes and option agreement, to cause Earth to register the Shares under the Securities Act, upon the terms, and subject to the conditions, hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and other good, valuable and sufficient consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Demand Registration. The Company agrees that the Company will, not later than sixty (60) days following the date on which it receives a request therefor by the Holder, cause Earth to file a registration statement (the “Registration Statement”) with the Securities and Exchange Commission (“Commission”) relating to the Shares. Such Registration Statement may, at the election of the Holder, be in connection with an underwritten public offering of the Shares and in appropriate form therefor. The Company shall use its best efforts, and cause Earth to do likewise, to cause such Registration Statement promptly to become effective under the Securities Act and to qualify the same under the blue sky laws of such states as may be requested. Provided that such registration enables the Holder to dispose of substantially all of the Shares, the Company shall be obligated to effect registration and qualification pursuant to a request of the Holder no more than once; in the event that such registration does not enable the Holder to dispose of substantially all of the Shares, the Company shall cause Earth to effectuate not less than one additional such registration upon like request by the Holder.

2. Incidental Registration. If at any time Earth proposes to register any equity securities under the Securities Act for its own account or for the account of any of its stockholders,

the Company shall, each such time, give the Purchaser not less than twenty (20) days’ written notice of such proposed registration. Upon the written request of the Holder, given within twenty (20) days after receipt of any such notice from the Company, the Company shall cause to be included in such registration all of the Shares the Holder requests be registered in such registration. There shall be no restriction with respect to the number of times the Holder may request such incidental registration.

3. Expenses. All of its costs and expenses of the registration and qualifications pursuant to this Agreement shall be borne by the Company and/or by Earth, as determined by the Company and Earth. Such costs and expenses shall include, without limitation, the fees and expenses of counsel for Earth and of its accountants, one counsel for the Holder and all other costs, fees and expenses of the Earth and Company incident to the preparation, printing and filing under the Securities Act of the registration statement and all amendments and supplements thereto, the cost of furnishing copies of each preliminary prospectus, each final prospectus and each amendment or supplement thereto to underwriters, dealers and other purchasers of the Shares and the costs and expenses (including fees and disbursements of counsel) incurred in connection with the qualification of the Shares under the blue sky laws of various jurisdictions. Neither the Company nor Earth shall, however, pay any underwriting discount or commissions to the extent related to the sale of Shares sold in any registration and qualification.

4. Procedures.

(a) The Company will cause to keep the Holder advised in writing as to the initiation of proceedings for such registration and qualification and as to the completion thereof, and will cause Earth to advise the Holder, upon request, of the progress of such proceedings.

(b) The Company will cause Earth to keep the registration and qualifications under this Agreement effective (and in compliance with the Securities Act) by such action as may be necessary or appropriate until such time, if any as the Shares shall have been sold. The Company’s obligations under this Section 4(b) shall include, without limitation, to cause Earth to file of post-effective amendments and supplements to any registration statement or prospectus necessary to keep the Registration Statement current and the further qualification under any applicable blue sky or other state securities laws to permit such sale or distribution, all as requested by the Holder. The Company will cause Earth immediately to notify the Holder at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

(c) Without limiting any other provision hereof, in connection with any registration of Shares under this Agreement, the Company will use its best efforts, and will cause Earth to do likewise, to comply with the Securities Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and all applicable rules and regulations of the Commission.

(d) In connection with any registration of Shares under this Agreement, the Company will cause Earth to provide, if appropriate, a transfer agent and registrar for the Shares not later than the effective date of such Registration Statement.

(e) In connection with any registration of Shares under this Agreement, the Company will, if requested by the underwriters for any Shares included in such registration, cause Earth to enter into an underwriting agreement with such underwriters for such offering, such agreement to contain such representations and warranties by Earth and/or the Company and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, provisions relating to indemnification and contribution.

5. Indemnification. The Company will, and will cause Earth to, indemnify and hold harmless the Holder and each person, if any, who controls the Holder within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, and expenses (including reasonable attorneys’ fees and expenses and reasonable costs of investigation) to which the Holder or such controlling person may be subject, under the Securities Act or otherwise, insofar as any thereof arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in (A) the Registration Statement under which the Holder’s Shares were registered under the Securities Act pursuant to this Agreement, any prospectus or preliminary prospectus contained therein, or any amendment or supplement thereto or (B) any other document incident to the registration of the Shares under the Securities Act or the qualification of the Shares under any state securities laws applicable to the Company, (ii) the omission or alleged omission to state in any item referred to in the preceding clause (i) a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any other federal or state securities law, rule or regulation applicable to Earth or the Company and relating to action or inaction by Earth or the Company in connection with any such registration or qualification, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished to Earth or the Company in writing by the Holder expressly for use therein (with respect to which information the Holder shall so indemnify and hold harmless Earth, the Company, any underwriter for the Company or Earth, and each person, if any, who controls the Company or such underwriter within the meaning of the Securities Act).

6. Notices. Any notice or demand required or permitted to be made or given hereunder shall be deemed sufficiently made and given if given by personal service or by the mailing of such notice or demand by certified or registered mail, return receipt requested, or by overnight courier service providing for proof of delivery, addressed, if to the Company, at the Company’s address first above written, with a copy to Roger A. Crabb, Esq., Scheef & Stone, L.L.P., 5956 Sherry Lane — Suite 1400, Dallas, Texas 75225-8031; or if to the Holder, at the Holder’s address first above written, with a copy in like manner to Hilary B. Miller, Esq.,

112 Parsonage Road, Greenwich, Connecticut 06830-3942. Either party may change its address by like notice to the other party.

7. Governing Law; Forum. This Agreement shall be construed and enforced in accordance with the substantive laws of the State of New York without regard to conflict of law principles. Each party hereby consents and submits to the exclusive personal and subject matter jurisdiction of the state and federal courts located in New York County, New York for purposes of any action or proceeding related to this Agreement. Trial by jury in any action arising, proceeding or counterclaim arising hereunder is hereby waived.

8. Binding Effect; Assignment; Third Party Beneficiaries. This Agreement shall be binding upon the parties and their respective successors and assigns and shall inure to the benefit of the parties and their respective successors and assigns. No person (including, without limitation, any employee of a party) shall be, or be deemed to be, a third party beneficiary of this Agreement.

9. Miscellaneous. This Agreement constitutes the entire contract between the parties with respect to the subject matter hereof and cancels and supersedes all of the previous contracts, commitments, representations, warranties and understandings (whether oral or written) by, between or among the parties with respect to the subject matter hereof. No addition to, and no cancellation, renewal, extension, modification or amendment of, this Agreement shall be binding upon a party unless such addition, cancellation, renewal, extension, modification or amendment is set forth in a written instrument which states that it adds to, amends, cancels, renews, extends or modifies this Agreement and has been approved by all of the parties hereto. No waiver of any provision of this Agreement shall be binding upon a party unless such waiver is expressly set forth in a written instrument which is executed and delivered by such party or on behalf of such party by an officer of, or attorney-in-fact for, such party. Such waiver shall be effective only to the extent specifically set forth in such written instrument. Neither the exercise (from time to time and at any time) by a party of, nor the delay or failure (at any time or for any period of time) to exercise, any right, power or remedy shall constitute a waiver of the right to exercise, or impair, limit or restrict the exercise of, such right, power or remedy or any other right, power or remedy at any time and from time to time thereafter. No waiver of any right, power or remedy of a party shall be deemed to be a waiver of any other right, power or remedy of such party or shall, except to the extent so waived, impair, limit or restrict the exercise of such right, power or remedy. If any provision of this Agreement shall hereafter be held to be invalid, unenforceable or illegal, in whole or in part, in any jurisdiction under any circumstances for any reason, (i) such provision shall be reformed to the minimum extent necessary to cause such provision to be valid, enforceable and legal while preserving the intent of the parties as expressed in, and the benefits to the parties provided by, this Agreement or (ii) if such provision cannot be so reformed, such provision shall be severed from this Agreement and an equitable adjustment shall be made to this Agreement (including, without limitation, addition of necessary further provisions to this Agreement) so as to give effect to the intent as so expressed and the benefits so provided. Such holding shall not affect or impair the validity, enforceability or legality of such provision in any other jurisdiction or under any other circumstances. Neither such holding nor such reformation or severance shall affect or impair the legality, validity or enforceability of any other provision of this Agreement.

10. Remedies. The rights, powers and remedies of the parties set forth herein for a breach of or default under this Agreement are cumulative and in addition to, and not in lieu of, any rights or remedies that any party may otherwise have under this Agreement, at law or in equity. The parties acknowledge that the Shares are unique, and that any violation of this Agreement cannot be compensated for by damages alone. Accordingly, in addition to all of the other remedies which may be available hereunder or under applicable law, any party shall have the right to any equitable relief which may be appropriate to remedy a breach or threatened breach by any other party hereunder, including, without limitation, the right to enforce specifically the terms of this Agreement by obtaining injunctive relief in respect of any violation or non-performance hereof, and any party shall have the right to seek recovery of and be awarded attorneys’ fees and expenses in any proceeding with respect to this Agreement as reasonably determined by the court in which such proceeding is brought.

11. Headings; Counterparts. The headings set forth in this Agreement have been inserted for convenience of reference only, shall not be considered a part of this Agreement and shall not limit, modify or affect in any way the meaning or interpretation of this Agreement. This Agreement may be signed in any number of counterparts, each of which (when executed and delivered) shall constitute an original instrument, but all of which together shall constitute one and the same instrument. It shall not be necessary when making proof of this Agreement to account for any counterparts other than a sufficient number of counterparts which, when taken together, contain signatures of all of the parties. A photocopy or electronic facsimile of this Agreement or any signature hereon shall be valid as an original.

IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as of the date first above written.

APOLLO RESOURCES INTERNATIONAL, INC.		GREENWICH POWER, L.L.C.

By:	/s/ DENNIS G. MCLAUGHLIN, III	By:	/s/ LANCE A. BAKROW
Dennis G. McLaughlin, III		Lance A. Bakrow
Its President		Its Managing Member

The undersigned agrees to comply with the provisions of this Agreement:

EARTH BIOFUELS, INC.

By:	/s/ DENNIS G. MCLAUGHLIN, III
Dennis G. McLaughlin, III
Its President